SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-A

                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934

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                            HEALTHCARE CAPITAL CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                 Alberta, Canada
                    (STATE OF INCORPORATION OR ORGANIZATION)

                                 Not Applicable
                      (I.R.S. EMPLOYER IDENTIFICATION NO.)


         111 S.W. Fifth Avenue, Suite 2390
                 Portland, Oregon                                  97204
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

            TITLE OF EACH CLASS                   NAME OF EACH EXCHANGE ON WHICH
            TO BE SO REGISTERED                   EACH CLASS IS TO BE REGISTERED

                   None                                        None

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:


       HealthCare Capital Corp. Common Stock, without nominal or par value
                                (TITLE OF CLASS)






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Item 1.  Description of Registrant's Securities to be Registered.

                  The description of the Common Stock, without nominal or par value, of HealthCare Capital Corp. will be contained in the Prospectus to be filed pursuant to Rule 424(b) of the Securities Act of 1933 and relating to the registration statement on Form SB-2 (No. 333-23137), as amended, of HealthCare Capital Corp. under the headings "Description of Capital Stock," "Canadian Federal Income Tax Considerations," and "Investment Canada Act," which description shall be deemed to be incorporated herein by reference.

Item 2.  Exhibits.

                  The exhibits to this registration  statement are listed in the exhibit index immediately following the signature page.



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                                    SIGNATURE


                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           HEALTHCARE CAPITAL CORP.



                                           By /s/ Brandon M. Dawson
                                              Brandon M. Dawson, President

Dated:   June 16, 1997



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                                  EXHIBIT INDEX

Exhibit Number


         3.1               Articles   of   Incorporation   of  the   Registrant.
                           Incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form SB-2 (No. 333-23137) ("Form SB-2").

         3.2 Bylaws of the Registrant. Incorporated by reference to Exhibit 3.2 to the Form SB-2.

         10.1 Warrant Indenture between the Registrant and The R-M Trust Company dated February 28, 1996. Incorporated by reference to Exhibit 10.3 to the Form SB-2.

         10.2 Warrant Indenture between the Registrant and The R-M Trust Company dated September 17, 1996 ("September Warrant Indenture"). Incorporated by reference to
                           Exhibit 10.9 to the Form SB-2.

         10.3              Supplemental    Indenture   to   September    Warrant
                           Indenture. Incorporated by reference to Exhibit 10.10 to the Form SB-2.



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